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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Compuware Corporation on Form S-8 of our reports dated May 4, 1998, appearing in the Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1998.



/s/ DELOITTE & TOUCHE LLP


Detroit, Michigan
January 7, 1999
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